Exhibit 10(xxiv)

PROMISSORY NOTE AND SECURITY AGREEMENT

This PROMISSORY NOTE AND SECURITY AGREEMENT (this “Agreement”) is entered into as of this 14th day of March, 2008 between American Oil & Gas, Inc., a Nevada corporation ( the “Borrower”), and Jefferies Group, Inc., a Delaware corporation (the “Lender”).

WHEREAS, Lender has previously, or concurrently with the execution of this Agreement, lent to the Borrower an amount equal $8,600,000 (the “Loan”);

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Promise to Pay. For value received, the Borrower promises to pay to the order of the Lender, in lawful money of the United States of America, in immediately available funds, the principal amount of Eight Million, Six Hundred Thousand Dollars ($8,600,000) or the then outstanding principal amount of the Loan, together with interest thereon, on or prior to September 30, 2008. The principal amount of the Loan (and any accrued and unpaid interest) shall bear interest from the date hereof at a rate equal to the Overnight London Interbank Offered Rate (as quoted on Bloomberg) plus 2.5%. Interest will accrue each month and shall be paid on or prior to the fifth business day of every month.

2.
Voluntary Prepayment. The Borrower shall have the right, at any time, or from time to time, to prepay, without premium or penalty, the whole or any part of the principal or interest amount owing hereunder and then unpaid.

3.
Fees and Expenses. The Borrower agrees to pay all fees, costs, and expenses, including all reasonable attorneys’ fees and expenses, incurred by the Lender in connection with the enforcement of this Agreement or in connection with any other matters contemplated by or arising under this Agreement.

4.	Application of Payments. All payments made hereunder shall be applied first to any unpaid costs, fees and expenses payable to the Lender hereunder, then to principal and accrued interest.

5.
Security Interest. As security for the payment of all principal, interest, fees, costs, expenses, indemnities and any other indebtedness arising under or in connection with this Agreement, whether now existing or hereafter arising (collectively, the “Obligations”), Borrower hereby pledges its interests in, and grants to the Lender a continuing security interest in and lien on all of, the Borrower’s right, title, and interest in, to and under Account No. 101-90036 held at Jefferies & Company, Inc. and all of the financial assets contained now or hereafter in such account (collectively, the “Collateral”). The Lender may without demand, presentment or notice of any kind (i) exercise all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in the State of New York or (ii) sell or otherwise dispose of the Collateral or any part thereof and use the proceeds in application of the Obligations in accordance with this Agreement.

6.
Rights and Remedies. In any legal action or proceeding relating to this Agreement, the Borrower waives the right to interpose any set off or counterclaim of any nature and description and any such set off, counterclaim, claim or cause of action shall not constitute a defense to enforcement of this Agreement. Notwithstanding the security interest as set forth in section 5, Lender shall have full recourse against Borrower for payment of the Obligations.

7.
Indemnity. The Borrower hereby agrees to indemnify and hold harmless (to the fullest extent permitted by applicable law) the Lender and its affiliates, subsidiaries, officers, directors, employees, agents, controlling persons and successors and assigns from and against any and all liabilities, losses, taxes, damages, costs and expenses of any kind (including reasonable attorneys’ fees, costs and expenses) in connection with any liabilities, losses, damages, actions, suits, judgments or investigative or administrative proceedings (“Liabilities”) that may be suffered or incurred by any such indemnified person in connection with this Agreement and the exercise of any rights, remedies or privileges hereunder, other than Liabilities arising as a result of the Lender’s gross negligence or willful misconduct.

8.
Notices. Any notice, request, demand or other communication permitted or required to be given hereunder shall be in writing, shall be signed by the party giving it, shall be delivered personally or sent by overnight mail by a reputable courier service to the addressee at the address set forth on the signature pages hereof or to such changed address as such party may have fixed by notice and, unless otherwise specifically provided herein, shall be deemed conclusively to have been given when delivered personally or sent by overnight mail delivery by a reputable courier service.

9.
Rights Cumulative. Each and every right, power and remedy hereby specifically given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement or under any other document now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission by the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations, shall impair any such right, power or remedy or shall be construed to be a waiver thereof.

10.
Successors and Assigns. All of the Lender’s rights hereunder shall inure to the benefit of its successors and assigns and all duties and obligations of the Borrower shall be binding upon its permitted successors and assigns. The Borrower may not assign any of its rights, duties or obligations under this Agreement without the Lender’s prior written consent.

11.
Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.
Usury Laws. It is the intention of the Lender and Borrower to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Agreement shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically, credited against unpaid principal or rebated to Borrower.

13.	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES.

14.
JURISDICTION/WAIVER OF JURY TRIAL. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT OR ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND WAIVES ANY OBJECTION THE BORROWER MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH A COURT IS AN INCONVENIENT FORUM. THE BORROWER HEREBY WAIVES HIS/HER RIGHT TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE PARTIES AGREE AND CONTEMPLATE THAT THIS AGREEMENT IS AN INSTRUMENT FOR THE PAYMENT OF MONEY ONLY SUBJECT TO THE ENFORCEMENT PROCEDURES OF CPLR 3213.

15.
Amendments. None of the terms or provisions hereof may be waived, altered, modified, limited or amended except by an agreement expressly referring hereto and to which the Lender consents in a writing duly signed by it.

16.	Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which taken together shall constitute but one agreement.

17.	Final Agreement. This Agreement embodies the final agreement among the parties and supersedes any and all prior agreements, whether written or oral, relating to the subject matter hereof.

* * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AMERICAN OIL & GAS, INC.

By: /s/ Andrew P. Calerich
Andrew P. Calerich
President

Address: 1050 17th Street, Suite 2400
Denver, Colorado 80265

JEFFERIES GROUP, INC.

By: /s/ Charles J. Hendrickson
Charles J. Hendrickson
Treasurer

Address: 520 Madison Avenue
12th Floor
New York, New York 10022

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